LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

SEEKS GROWTH OF CAPITAL

KEMPER
VALUE+GROWTH FUND

       "... The fund remains tilted toward growth stocks generally, which should outperform the market as the economy slows. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
INDUSTRY SECTORS

9
LARGEST HOLDINGS

10
PORTFOLIO
OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

20
NOTES TO
FINANCIAL STATEMENTS
AT A GLANCE
TERMS TO KNOW

 KEMPER VALUE+GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                               KEMPER VALUE+GROWTH FUND CLASS     KEMPER VALUE+GROWTH FUND CLASS
KEMPER VALUE+GROWTH FUND CLASS A                                             B                                  C
--------------------------------                               ------------------------------     ------------------------------
1.69%                                                                       1.27%                              1.33%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF      AS OF
                                    05/31/00   11/30/99
 ...........................................................
    KEMPER VALUE+GROWTH FUND CLASS
    A                                $16.50     $18.30
 ...........................................................
    KEMPER VALUE+GROWTH FUND CLASS
    B                                $15.80     $17.68
 ...........................................................
    KEMPER VALUE+GROWTH FUND CLASS
    C                                $15.81     $17.68
 ...........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                   CLASS                 CLASS                 CLASS
                                     A                     B                     C
 ................................................................................................
    LONG-TERM CAPITAL GAIN         $1.62                 $1.62                 $1.62
 ................................................................................................
    SHORT-TERM CAPITAL
    GAIN                           $0.62                 $0.62                 $0.62
 ................................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLE BOX REPRESENTS
A SNAPSHOT OF THE FUND'S
PORTFOLIO ON A SINGLE DAY.
IT IS NOT AN EXACT
ASSESSMENT OF RISK AND
DOES NOT REPRESENT FUTURE
PERFORMANCE. THE
FUND'S PORTFOLIO CHANGES
FROM DAY TO DAY. A
LONGER-TERM VIEW IS
REPRESENTED BY THE FUND'S
MORNINGSTAR CATEGORY,
WHICH IS BASED ON ITS
ACTUAL INVESTMENT STYLE
AS MEASURED BY ITS
UNDERLYING PORTFOLIO
HOLDINGS OVER THE PAST
THREE YEARS. MORNINGSTAR
HAS PLACED KEMPER
VALUE+GROWTH FUND IN THE
LARGE BLEND CATEGORY.
PLEASE CONSULT THE
PROSPECTUS FOR A
DESCRIPTION OF INVEST-
MENT POLICIES.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

INITIAL PUBLIC OFFERING (IPO) The first launch of a company's publicly traded stock. IPOs often involve a relatively small quantity of shares. When paired with fluctuating demand, the small quantity of shares can contribute to increased volatility.

PRICE-TO-EARNINGS RATIO (P/E) The P/E ratio indicates about how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

VALUATION A stock's price relative to an underlying measure of worth.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[HALL PHOTO]

LEAD PORTFOLIO MANAGER DONALD HALL JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1982. HE IS A CHARTERED FINANCIAL ANALYST. PORTFOLIO MANAGER WILLIAM WALLACE CONTRIBUTES NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. HE IS ALSO A CHARTERED FINANCIAL ANALYST.
HALL AND WALLACE ARE SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

INTEREST RATE HIKES, A TECHNOLOGY CORRECTION AND INCREASED VOLATILITY CHARACTERIZED THE KEMPER VALUE + GROWTH FUND'S SEMIANNUAL PERIOD -- DECEMBER 1, 1999, THROUGH MAY 31, 2000. LEAD PORTFOLIO MANAGER DON HALL DISCUSSES HOW THESE MARKET EVENTS IMPACTED FUND PERFORMANCE AND PROVIDES HIS OUTLOOK FOR THE FUND IN THE COMING MONTHS.

Q      BEFORE GOING INTO DETAIL ABOUT KEMPER VALUE + GROWTH FUND, COULD YOU TELL
US ABOUT THE MARKET CLIMATE DURING THE SEMIANNUAL PERIOD?

A      The economic backdrop of the last six months was unique. On one hand, we had the Federal Reserve Board aggressively raising interest rates, an event that typically causes corporate earnings to eventually slow or stall. But the impact of higher rates is felt with a lag of several quarters. During this period, we saw most companies -- in and out of the high-flying technology market -- continue to post strong earnings, keeping their fundamentals intact.

  On the other hand, the extremely high valuations of technology and Internet-related stocks began to spook the market. Investors began to lock in technology gains by selling en masse. This caused a swift and deep correction in the technology sector starting in mid-March, with valuations continuing to fall throughout the remainder of the period.

  Investors left the technology market for more defensive, value-oriented stocks such as energy and financial services. As this occurred, the huge disparity in the valuations between growth stocks -- particularly technology and Internet issues -- and value stocks began to narrow. The extreme disparity in the market wasn't erased -- it had taken nearly two years for the spreads to grow so extreme -- but certainly the market broadened its favor beyond just a small group of technology-related growth stocks.

Q      HOW DID KEMPER VALUE+GROWTH FUND PERFORM IN THIS ENVIRONMENT? AND HOW WAS
THE FUND POSITIONED AMONG GROWTH AND VALUE STOCKS?

A      Although the fund gained during the period, its relative performance was hurt by the decline in technology and telecom stocks and our tilt toward growth stocks in general. The fund gained 1.69 percent (A shares, unadjusted for any sales charge), outperforming the Russell 1000 Value, which advanced 0.84 percent and the Morningstar large-cap blend category, up 0.51 percent. However, the portfolio trailed the Standard & Poor's 500 index, which gained 2.90 percent.

  At the start of the period, our bias toward growth stocks contributed significantly to performance as the technology market continued to gain momentum. In early March, however, valuations of these stocks reached a level that we didn't think was sustainable -- even with the strong earnings that tech companies were posting. Although we liked the companies' long-term prospects, we believed that their extreme valuations put them at risk. We therefore began to reduce our technology position in favor of value-oriented names in the energy sector. Unfortunately, we had just begun our adjustments when the technology sector corrected. At

PERFORMANCE UPDATE

the time of the correction, our technology position was still sizable, and the sector's dramatic decline hurt fund performance. Microsoft was the single largest drag on the fund's performance.

  After the severe correction, however, the valuations of some of the stocks we had sold looked attractive to us again. We added to our position in Intel. Despite their volatility, tech names such as Intel, Oracle, Seagate and EMC were among the fund's best performers over the six-month period.

Q

      SO, YOU THINK THAT THE CORRECTION IN TECHNOLOGY IS NOW OVER?

A
      We certainly expect more bumps in the road ahead, but we do believe that the worst may now be behind us. Technology is our largest sector holding, and we are still enthusiastic about it.

  What we saw in March was a refocusing on valuations in which investors began to look at earnings, business plans and other fundamental factors. We may see more fallout in the newer Internet names, but stocks of established, fundamentally sound technology companies - like those that the fund owns -- should continue to grow. The fund remains tilted toward growth stocks generally, which should outperform the market as the economy slows.

Q

      WHAT TECHNOLOGY STOCKS DO YOU BELIEVE HAVE THE BEST LONG-TERM GROWTH POTENTIAL?

A
      The companies with the best potential to exploit the extraordinary growth in this sector are those with the most secure competitive positions. Such companies are not only participating in the growth of the sector but also gaining share against competitors, providing a double-whammy positive. Cisco Systems is the largest holding in the fund. Cisco occupies an enviable competitive position in one of the largest high-growth sectors in the world, networking infrastructure. It got this way partly through flawless execution and partly through deft acquisitions. Intel, another major holding, is far and above the market leader in semiconductors, especially microprocessors. Intel's massive R&D investments should position the company well for growth.

  Corning is another company that we like for some of the same reasons. Known in the past for its manufacturing businesses, Corning has remade itself into the leading fiber optics company and is a major beneficiary of the explosive demand for bandwidth that is being driven by Internet expansion. This is not only boosting sales of Corning's traditional fiber-optic cable products but also fueling the company's new high-growth areas such as photonic components.

  And despite all of its legal troubles, we still believe Microsoft has extremely good long-term growth potential -- even if the government succeeds in splitting its business into two companies. Our fundamental analysis of Microsoft's business prospects shows that the company is well positioned to expand sales and earnings in the coming months. We believe the company's new Windows 2000 product line will win wide marketplace acceptance this year. Microsoft is also well positioned to expand market share in computer servers. Based on our outlook for the company, we've maintained the fund's position in Microsoft.

Q

      YOU MENTIONED EARLIER THAT YOU WERE INVESTING IN ENERGY STOCKS. WILL YOU ELABORATE?

A
      We've been building our position in the energy sector -- specifically oil stocks, a traditionally value-oriented segment of the market. At the start of the period, energy represented a little over 6 percent of the portfolio. As of May 31, over 10 percent of the portfolio was invested in this sector.

  Although crude oil prices have been rising for more than a year, the rising prices haven't been fully reflected in the market value of oil stocks. That's because the market was skeptical that the higher prices would be sustainable. Meanwhile, earnings of large integrated oil companies such as fund holdings Royal Dutch Shell, Phillips Petroleum and Chevron have increased dramatically -- a direct result of the higher crude prices. Although the price of crude has fallen somewhat, we don't think it will fall dramatically. And if crude prices remain in their current price range -- about $25-$30 a barrel -- we would expect that the large integrated oil companies we own would continue posting strong performance. Of course, we'll keep our eye on supply-and-demand issues and adjust our energy position if the pricing structure of crude oil seems to be changing. The energy sector, like the technology sector, is enjoying positive earnings revisions, which is a nice diversifier along the value spectrum.

Q

      WERE YOU INVESTED IN ANY OTHER VALUE-ORIENTED SECTORS OF THE MARKET?

A
      Yes, about 18 percent of the portfolio is invested in the financial services sector. This is our second largest sector weighting,

PERFORMANCE UPDATE

behind technology (22 percent). The financial sector has struggled for some time as the Federal Reserve Board has increased interest rates. In March, however, these stocks made strong gains as investors exited the technology sector in favor of these more defensive issues. Although this surge has helped this sector, many financial stocks are still trading at dramatically discounted P/E multiples. But we're not investing indiscriminately in this sector. We're investing only in those companies that are gaining ground for reasons specific to the individual company, not because of moves in the sector as a whole.

  We focused our investment on some of the stronger companies that we believed were less sensitive to the rising-interest-rate environment: large money-center banks such as Bank of America and Chase Manhattan Bank as well as diversified financial firms such as Citigroup. These companies outperformed as they continued to benefit from a strong initial public offering market. They also have good management and business strategies in place.

Q     WILL YOU TELL US MORE ABOUT YOUR TEAM'S INVESTMENT PROCESS?

A     Our investment process seeks to benefit from two market forces: first, the tendency of stocks to revert to their intrinsic value; and second, the impact of persistent growth trends that are underestimated by investors. We begin with independently derived fundamental data, such as current earnings growth projections and quality ratings. Using these measures, we calculate each company's "intrinsic value." We then use a proprietary system to rank stocks by market price-to-value ratios. (While intrinsic value is more complicated than a simple price-to-earnings [P/E] ratio, there is a correlation between the two measures.) We also rank stocks by directional growth measures, such as changes in earnings expectations. Here's why: If intrinsic value were all that we considered in our approach, the portfolio would be heavily skewed toward low-P/E value stocks. Directional measures provide clues for identifying open-ended sustainable-growth stocks. In these situations, the stock's P/E may be high today, but because future earnings are underestimated, the intrinsic value is also underestimated.

Q     WHAT IS YOUR OUTLOOK FOR THE REST OF 2000?

A     As long as the Federal Reserve Board remains vigilant with interest rates,
I don't think we'll see any huge rises in stocks. We see a slowing economy but neither of the two scenarios that would most certainly take the market down sharply, namely, recession or significantly higher inflation. Our disciplined process and balance between growth and value investments is meant to exploit the usual tension between fear and greed that is always present in the markets.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 2000, and November 30, 1999.
[BAR GRAPH]

                                                                KEMPER VALUE+GROWTH FUND ON        KEMPER VALUE+GROWTH FUND ON
                                                                          5/31/00                            11/30/99
                                                                ---------------------------        ---------------------------
TECHNOLOGY                                                                    23                               23.6
FINANCE                                                                     18.9                                 15
COMMUNICATION SERVICES                                                      13.2                               14.2
CAPITAL GOODS                                                                 12                               11.7
ENERGY                                                                      10.5                                6.4
CONSUMER NONDURABLES                                                         9.5                               13.9
HEALTH CARE                                                                  8.4                               11.6
UTILITIES                                                                    3.6                                  1
TRANSPORTATION                                                               0.7                                1.3
BASIC MATERIALS                                                              0.2                                1.3

A COMPARISON WITH THE S&P 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on May 31, 2000, compared with the industry sectors that make up the fund's benchmark, the Standard and Poor's 500 stock index.
[BAR GRAPH]

                                                                KEMPER VALUE+GROWTH FUND ON
                                                                          5/31/00                    S&P 500 INDEX ON 5/31/00
                                                                ---------------------------          ------------------------
TECHNOLOGY                                                                    23                               32.3
FINANCE                                                                     18.9                               12.9
COMMUNICATION SERVICES                                                      13.2                                7.3
CAPITAL GOODS                                                                 12                                8.1
ENERGY                                                                      10.5                                5.3
CONSUMER NONDURABLES                                                         9.5                               18.4
HEALTH CARE                                                                  8.4                               10.2
UTILITIES                                                                    3.6                                2.6
TRANSPORTATION                                                               0.7                                0.6
BASIC MATERIALS                                                              0.2                                2.3

* THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 23.7% of the fund's total investment portfolio on May 31, 2000.

            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          CISCO SYSTEMS                 Large, comprehensive supplier of      3.6%
                                          routing software and related
                                          systems that direct the flow of
                                          data between networks.
-------------------------------------------------------------------------------------
2.          INTEL                         Engaged in the design,                3.1%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components.
-------------------------------------------------------------------------------------
3.          MICROSOFT                     Develops, markets and supports a      2.9%
                                          variety of microcomputer
                                          software, operating systems,
                                          language and application
                                          programs, related books and
                                          peripheral devices.
-------------------------------------------------------------------------------------
4.          CITIGROUP                     A worldwide bank holding company      2.5%
                                          that provides a broad array of
                                          financial services.
-------------------------------------------------------------------------------------
5.          ROYAL DUTCH PETROLEUM         Operations include exploration        2.3%
                                          and processing of oil and natural
                                          gas. Other divisions are involved
                                          in the production of base and
                                          industrial chemicals.
-------------------------------------------------------------------------------------
6.          BELL ATLANTIC                 Provider of information and           2.1%
                                          telecommunications services.
                                          Subsidiaries provide telephone
                                          services to the mid-Atlantic
                                          region, cellular
                                          telecommunications, software,
                                          network support and computer
                                          maintenance.
-------------------------------------------------------------------------------------
7.          CHASE MANHATTAN               Holding company for subsidiaries      1.8%
                                          that provide financial services
                                          in the United States and abroad.
                                          Services include consumer
                                          financing, real-estate financing,
                                          investment banking, discount
                                          brokerage, security trading,
                                          leasing, credit cards and
                                          computer banking.
-------------------------------------------------------------------------------------
8.          EXXON MOBIL                   Engaged in the exploration,           1.8%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
-------------------------------------------------------------------------------------
9.          HOME DEPOT                    Operator of retail stores             1.8%
                                          carrying building supplies and
                                          home-improvement products.
-------------------------------------------------------------------------------------
10.         ORACLE                        A leading global provider of          1.8%
                                          database management software.
-------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE + GROWTH FUND
Portfolio of Investments at May 31, 2000 (unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--.1%                                                               AMOUNT         VALUE
                                             State Street Bank and Trust Company, 6.37%,
                                               to be repurchased at $177,031 on
                                               06/01/2000
                                               (Cost $177,000)**                           $  177,000    $    177,000
                                             ----------------------------------------------------------------------------
    SHORT TERM INSTRUMENTS--3.0%
                                             FCAR Owner Trust, 6.5%, 06/02/2000             3,000,000       2,999,460
                                             Pitney Bowes Credit, 6.48%, 06/05/2000         2,000,000       1,998,560
                                             ----------------------------------------------------------------------------
                                             TOTAL SHORT TERM INSTRUMENTS
                                             (Cost $4,998,020)                                              4,998,020
                                             ----------------------------------------------------------------------------
                                                                                            NUMBER OF
    COMMON STOCKS--96.9%                                                                     SHARES

    COMMUNICATIONS--9.7%
    CELLULAR TELEPHONE--1.6%
                                             Nokia Oyj(ADR)                                    43,600       2,267,200
                                             Vodafone AirTouch PLC (ADR)                       10,000         458,125
                                             ----------------------------------------------------------------------------
                                                                                                            2,725,325

    TELEPHONE/
    COMMUNICATIONS--8.1%
                                             AT&T Corp.                                        42,600       1,477,687
                                             Bell Atlantic Corp.                               65,300       3,452,738
                                             BellSouth Corp.                                   25,600       1,195,200
                                             GTE Corp.                                         34,000       2,150,500
                                             Nortel Networks Corp.                             18,000         977,625
                                             SBC Communications, Inc.                          30,500       1,332,469
                                             WorldCom, Inc.*                                   74,150       2,789,894
                                             ----------------------------------------------------------------------------
                                                                                                           13,376,113
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--3.5%
    APPAREL & SHOES--.2%
                                             Liz Claiborne, Inc.                                6,200         243,738
                                             ----------------------------------------------------------------------------

    DEPARTMENT & CHAIN
    STORES--3.3%
                                             Gap, Inc.                                         11,900         417,244
                                             Home Depot, Inc.                                  60,150       2,936,072
                                             Wal-Mart Stores, Inc.                             38,300       2,207,038
                                             ----------------------------------------------------------------------------
                                                                                                            5,560,354
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.4%
    ALCOHOL & TOBACCO--.7%
                                             Anheuser-Busch Companies, Inc.                     6,300         488,250
                                             Philip Morris Companies, Inc.                     14,500         378,813
                                             UST, Inc.                                         16,500         274,313
                                             ----------------------------------------------------------------------------
                                                                                                            1,141,376

    FOOD & BEVERAGE--1.1%
                                             Bestfoods                                         10,700         690,150
                                             Coca-Cola Co.                                      9,600         512,400
                                             PepsiCo, Inc.                                     16,200         659,138
                                             ----------------------------------------------------------------------------
                                                                                                            1,861,688

    PACKAGE GOODS/
    COSMETICS--.6%
                                             Kimberly-Clark Corp.                              16,200         980,100
                                             ----------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    DURABLES--6.7%
    AEROSPACE--2.8%
                                             Boeing Co.                                        32,600    $  1,273,437
                                             Northrop Grumman Corp.                            12,200         934,825
                                             Rockwell International Corp.                      38,100       1,562,100
                                             United Technologies Corp.                         14,282         863,168
                                             ----------------------------------------------------------------------------
                                                                                                            4,633,530

    AUTOMOBILES--2.1%
                                             Eaton Corp.                                        6,000         435,375
                                             Ford Motor Co.                                    53,100       2,578,669
                                             General Motors Corp.                               6,995         494,022
                                             ----------------------------------------------------------------------------
                                                                                                            3,508,066

    CONSTRUCTION/
    AGRICULTURAL
    EQUIPMENT--.5%
                                             PACCAR, Inc.                                      19,800         829,125
                                             ----------------------------------------------------------------------------

    TELECOMMUNICATIONS
    EQUIPMENT--1.3%
                                             Lucent Technologies, Inc.                         25,310       1,452,161
                                             Tellabs, Inc.*                                    12,600         818,213
                                             ----------------------------------------------------------------------------
                                                                                                            2,270,374
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--10.2%
    OIL & GAS
      PRODUCTION--6.1%
                                             Anadarko Petroleum Corp.                          14,000         742,875
                                             Exxon Mobil Corp.                                 36,141       3,010,997
                                             Imperial Oil Ltd.                                 36,000         878,049
                                             Royal Dutch Petroleum Co.(New York shares)        60,900       3,802,444
                                             Texaco, Inc.                                      28,900       1,659,944
                                             ----------------------------------------------------------------------------
                                                                                                           10,094,309

    OIL COMPANIES--4.1%
                                             Ashland Inc.                                      29,600       1,034,150
                                             Chevron Corp.                                     23,300       2,153,793
                                             Phillips Petroleum Co.                            39,400       2,255,650
                                             Repsol SA (ADR)                                   66,800       1,406,975
                                             ----------------------------------------------------------------------------
                                                                                                            6,850,568
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--18.3%
    BANKS--4.8%
                                             Bank of America Corp.                             46,531       2,585,378
                                             Chase Manhattan Corp.                             40,600       3,032,312
                                             Compass Bancshares, Inc.                          36,500         739,125
                                             J.P. Morgan & Co., Inc.                            4,600         592,250
                                             PNC Bank Corp.                                    10,300         518,863
                                             Wells Fargo Co.                                   11,600         524,900
                                             ----------------------------------------------------------------------------
                                                                                                            7,992,828

    INSURANCE--5.3%
                                             AFLAC, Inc.                                        4,100         211,918
                                             AMBAC Financial Group, Inc                        16,700         841,262
                                             American General Corp.                            14,300         916,093
                                             American International Group, Inc.                11,200       1,260,700
                                             Cigna Corp.                                        7,100         630,568
                                             Hartford Financial Service Group, Inc.            10,400         614,900
                                             Lincoln National Corp.                            22,400         868,000
                                             MBIA, Inc.                                         6,400         370,000
                                             MGIC Investment Corp.                             14,900         738,481
                                             Nationwide Financial Services, Inc. "A"           24,000         681,000
                                             PMI Group, Inc.                                    5,100         258,825
                                             Providian Financial Corp.                         10,650         947,184
                                             XL Capital Ltd. "A"                                8,453         502,954
                                             ----------------------------------------------------------------------------
                                                                                                            8,841,885

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    CONSUMER FINANCE--3.8%
                                             Associates First Capital Corp.                    32,290    $    885,957
                                             Citigroup, Inc.                                   66,000       4,104,375
                                             Household International, Inc.                     22,500       1,057,500
                                             SLM Holding Corp.                                  9,100         306,556
                                             ----------------------------------------------------------------------------
                                                                                                            6,354,388

    OTHER FINANCIAL
    COMPANIES--4.4%
                                             CIT Group, Inc.                                   19,600         358,925
                                             Federal Home Loan Mortgage Corp.                  14,800         658,600
                                             Federal National Mortgage Association             15,200         913,900
                                             Legg Mason, Inc.                                  26,500       1,169,313
                                             Lehman Brothers Holdings, Inc.                    10,800         833,625
                                             Marsh & McLennan Companies Inc.                    9,100       1,001,569
                                             Morgan Stanley Dean Witter Co.                    32,100       2,309,194
                                             ----------------------------------------------------------------------------
                                                                                                            7,245,126
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.1%
    BIOTECHNOLOGY--1.1%
                                             Amgen Inc.*                                       15,600         992,550
                                             MedImmune, Inc.*                                   3,400         528,275
                                             PE Corp-PE Biosystems Group                        7,400         410,700
                                             ----------------------------------------------------------------------------
                                                                                                            1,931,525

    HOSPITAL MANAGEMENT--.7%
                                             Columbia/HCA Healthcare Corp.                     19,100         515,700
                                             UnitedHealth Group Inc.                            9,500         708,344
                                             ----------------------------------------------------------------------------
                                                                                                            1,224,044

    MEDICAL SUPPLY &
    SPECIALTY--.4%
                                             Baxter International, Inc.                         8,900         591,850
                                             ----------------------------------------------------------------------------

    PHARMACEUTICALS--5.9%
                                             Abbott Laboratories                               25,200       1,025,325
                                             Bristol-Myers Squibb Co.                          45,600       2,510,850
                                             Eli Lilly & Co.                                   12,000         913,500
                                             Johnson & Johnson, Inc.                           18,500       1,655,750
                                             Merck & Co., Inc.                                 18,700       1,395,488
                                             Pfizer, Inc.                                      16,200         721,913
                                             Schering-Plough Corp.                              8,900         430,538
                                             Warner-Lambert Co.                                 9,700       1,184,613
                                             ----------------------------------------------------------------------------
                                                                                                            9,837,977
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--4.9%
    CHEMICALS--.5%
                                             E.I. du Pont de Nemours                           16,000         784,000
                                             ----------------------------------------------------------------------------

    DIVERSIFIED
    MANUFACTURING--2.3%
                                             General Electric Co.                              46,300       2,436,538
                                             Koninklijke (Royal) Philip Electronics N.V.        9,200         406,525
                                             Tyco International Ltd.                           22,618       1,064,460
                                             ----------------------------------------------------------------------------
                                                                                                            3,907,523

    ELECTRICAL PRODUCTS--.7%
                                             Emerson Electric Co.                              20,000       1,180,000
                                             ----------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--.9%
                                             Corning, Inc.                                      4,700         909,156
                                             QUALCOMM Inc.*                                     8,400         557,550
                                             ----------------------------------------------------------------------------
                                                                                                            1,466,706

    MACHINERY/COMPONENT/
    CONTROLS--.5%
                                             Parker-Hannifin Corp.                             18,600         775,388
                                             ----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    MEDIA--3.1%
    ADVERTISING--.9%
                                             Interpublic Group of Companies, Inc.               7,600    $    326,325
                                             True North Communications, Inc.                   26,700       1,166,456
                                             ----------------------------------------------------------------------------
                                                                                                            1,492,781

    BROADCASTING &
    ENTERTAINMENT--.2%
                                             Time Warner, Inc.                                  5,100         402,581
                                             ----------------------------------------------------------------------------

    CABLE TELEVISION--.3%
                                             Media One Group, Inc.*                             6,700         447,644
                                             ----------------------------------------------------------------------------

    PRINT MEDIA--.9%
                                             Gannett Co., Inc.                                 24,600       1,592,850
                                             ----------------------------------------------------------------------------

    MISCELLANEOUS--.8%
                                             TV Guide, Inc.*                                   51,400       1,322,747
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--.2%
    STEEL & METALS
                                             Alcoa, Inc.                                        5,100         298,031
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.3%
    EDP SERVICES--1.9%
                                             Automatic Data Processing, Inc.                    8,200         450,487
                                             Electronic Data Systems Co                        24,300       1,562,794
                                             First Data Corp.                                  20,600       1,154,888
                                             ----------------------------------------------------------------------------
                                                                                                            3,168,169

    INVESTMENT--1.2%
                                             Bear Stearns Companies, Inc.                       9,600         378,000
                                             Charles Schwab Corp.                              21,300         612,375
                                             Goldman Sachs Group, Inc.                          4,700         345,744
                                             Merrill Lynch & Co., Inc.                          6,200         611,475
                                             ----------------------------------------------------------------------------
                                                                                                            1,947,594

    MISCELLANEOUS CONSUMER
    SERVICES--.2%
                                             H & R Block, Inc.                                 12,000         370,500
                                             ----------------------------------------------------------------------------

    MISCELLANEOUS--0%
                                             Metris Companies Inc.                                  2              74
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--22.3%
    COMPUTER SOFTWARE--6.5%
                                             America Online, Inc.                              13,600         720,800
                                             Computer Associates International, Inc.           35,300       1,817,950
                                             Microsoft Corp.                                   78,200       4,892,388
                                             Oracle Corp.*                                     40,600       2,918,125
                                             Rational Software Corp.*                           7,000         513,188
                                             ----------------------------------------------------------------------------
                                                                                                           10,862,451

    DIVERSE ELECTRONIC
    PRODUCT--2.4%
                                             Applied Materials, Inc.*                          16,000       1,336,000
                                             Dell Computer Corp.*                              18,100         780,562
                                             General Motors Corp. "H" (New)*                    2,454         241,566
                                             Motorola Inc.                                     16,900       1,584,375
                                             ----------------------------------------------------------------------------
                                                                                                            3,942,503

    EDP PERIPHERALS--.9%
                                             EMC Corp.*                                        13,300       1,546,956
                                             ----------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--3.6%
                                             Cisco Systems, Inc.*                             104,600       5,955,663
                                             ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                             SHARES         VALUE

    ELECTRONIC DATA
    PROCESSING--4.1%
                                             Apple Computer, Inc.*                              4,300    $    361,200
                                             Hewlett-Packard Co.                                7,900         948,988
                                             International Business Machines Corp.              6,000         643,875
                                             Seagate Technology, Inc.*                         40,500       2,349,000
                                             Sun Microsystems, Inc.*                           34,100       2,612,913
                                             ----------------------------------------------------------------------------
                                                                                                            6,915,976

    SEMICONDUCTORS--4.8%
                                             Intel Corp.                                       41,500       5,174,531
                                             Maxim Integrated Products Inc.*                    7,900         501,156
                                             QLogic Corp.*                                      8,200         402,825
                                             Texas Instruments, Inc.                           14,600       1,054,850
                                             Vitesse Semiconductor Corp.*                      15,600         789,750
                                             ----------------------------------------------------------------------------
                                                                                                            7,923,112
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--.7%
    AIRLINES--.2%
                                             Delta Air Lines, Inc.                              7,700         396,068
                                             ----------------------------------------------------------------------------

    RAILROADS--.5%
                                             Canadian National Railway                         30,200         822,352
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    UTILITIES--3.5%
    ELECTRIC UTILITIES
                                             Allegheny Energy, Inc.                            26,100         807,468
                                             DPL Inc.                                          43,500       1,019,531
                                             Northeast Utilities                               75,800       1,677,075
                                             Peco Energy Co.                                   11,000         483,313
                                             Southern Co.                                      25,900         671,781
                                             Unicom Corp.                                      27,700       1,154,744
                                             ----------------------------------------------------------------------------
                                                                                                            5,813,912
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $143,015,578)                                          161,429,870
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $148,190,598)(a)                                      $166,604,890
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing securities

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purpose was $148,190,598. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $18,414,292. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,817,474 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,403,182.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $148,190,598)         $166,604,890
----------------------------------------------------------------------------
Cash                                                                 248,056
----------------------------------------------------------------------------
Dividends receivable                                                 254,834
----------------------------------------------------------------------------
Receivable for Fund shares sold                                       78,226
----------------------------------------------------------------------------
Foreign taxes recoverable                                              7,173
----------------------------------------------------------------------------
TOTAL ASSETS                                                     167,193,179
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                     354,369
----------------------------------------------------------------------------
Accrued management fee                                                81,904
----------------------------------------------------------------------------
Other accrued expenses and payables                                  216,385
----------------------------------------------------------------------------
Total liabilities                                                    652,658
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                             166,540,521
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                          (382,437)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         18,414,292
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              11,108,868
----------------------------------------------------------------------------
Paid-in capital                                                  137,399,798
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $166,540,521
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($83,250,472 / 5,044,445 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $16.50
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $16.50)            $17.51
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($72,414,010 /
  4,581,988 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $15.80
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,876,039 /
  687,995 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $15.81
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $10,665)            $ 1,134,585
---------------------------------------------------------------------------
Interest                                                             94,649
---------------------------------------------------------------------------
Total income                                                      1,229,234
---------------------------------------------------------------------------
Expenses:
Management fee                                                      626,616
---------------------------------------------------------------------------
Services to shareholders                                            316,909
---------------------------------------------------------------------------
Custodian fees                                                        5,239
---------------------------------------------------------------------------
Distribution services fees                                          321,847
---------------------------------------------------------------------------
Administrative services fees                                        217,509
---------------------------------------------------------------------------
Auditing                                                              9,774
---------------------------------------------------------------------------
Legal                                                                 4,534
---------------------------------------------------------------------------
Trustees' fees and expenses                                          10,132
---------------------------------------------------------------------------
Reports to shareholders                                              87,070
---------------------------------------------------------------------------
Registration fees                                                    25,831
---------------------------------------------------------------------------
Other                                                                 1,419
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,626,880
---------------------------------------------------------------------------
Expense reductions                                                  (15,209)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,611,671
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (382,437)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      11,488,216
---------------------------------------------------------------------------
Foreign currency related transactions                                  (312)
---------------------------------------------------------------------------
                                                                 11,487,904
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (8,121,487)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        3,366,417
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 2,983,980
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,                YEAR ENDED
                                                                    2000                NOVEMBER 30,
                                                                (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   (382,437)               (857,898)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               11,487,904              22,362,122
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (8,121,487)              4,035,885
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         2,983,980              25,540,109
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                        (10,953,136)             (1,116,825)
-----------------------------------------------------------------------------------------------------
  Class B                                                         (9,569,426)               (936,567)
-----------------------------------------------------------------------------------------------------
  Class C                                                         (1,289,241)                (92,277)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         52,438,757              71,602,140
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                     20,737,444               2,075,774
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (61,201,256)            (68,470,396)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      11,974,945               5,207,518
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (6,852,878)             28,601,958
-----------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                173,393,399             144,791,441
-----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD, (including undistributed net
investment loss of $382,437 for the period ended May 31,
2000)                                                           $166,540,521             173,393,399
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                          CLASS A
                                                                                                        FOR THE
                                                                                                        PERIOD
                                                                                                        OCTOBER
                                                                                                          16
                                                                                                        (COMMENCEMENT
                                                                                                          OF
                                                                                                        OPERATIONS)
                                           SIX MONTHS                                                     TO
                                             ENDED                  YEAR ENDED NOVEMBER 30,             NOVEMBER
                                           MAY 31, 2000   -------------------------------------------    30,
                                           (UNAUDITED)      1999        1998       1997      1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $18.30         15.82       14.62     12.95      10.02       9.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      --(a)        .03(a)      .01       .02        .05        .02
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       .44          2.68        1.69      2.48       2.88        .50
----------------------------------------------------------------------------------------------------------------
Total from investment operations                 .44          2.71        1.70      2.50       2.93        .52
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                   (2.24)         (.23)       (.50)     (.83)        --         --
----------------------------------------------------------------------------------------------------------------
Total distributions                            (2.24)         (.23)       (.50)     (.83)        --         --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $16.50         18.30       15.82     14.62      12.95      10.02
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                            1.69**       17.42(B)    12.06     20.83      29.24(B)    5.47**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ in
  thousands)                                  83,250        89,662      76,705    52,059     20,432      2,695
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.46*         1.42        1.42      1.41       1.59       1.35*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.45*         1.41        1.42      1.41       1.47       1.35*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.04)*        (.15)        .22       .35        .43       2.25*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       60*          105          92        56         82         --*
----------------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                                                                                              FOR THE
                                                                                                              PERIOD
                                                                                                              OCTOBER
                                                                                                                16
                                                                                                              (COMMENCEMENT
                                                                                                                OF
                                                                                                              OPERATIONS)
                                           SIX MONTHS                                                           TO
                                             ENDED                     YEAR ENDED NOVEMBER 30,                NOVEMBER
                                           MAY 31, 2000   -------------------------------------------------    30,
                                           (UNAUDITED)      1999         1998         1997         1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $17.68         15.40        14.37        12.83        10.02       9.50
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    (.07)(a)      (.10)(a)     (.07)        (.07)        (.04)       .02
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transaction                        .43          2.61         1.60         2.44         2.85        .50
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .36          2.51         1.53         2.37         2.81        .52
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                   (2.24)         (.23)        (.50)        (.83)          --         --
----------------------------------------------------------------------------------------------------------------------
Total distributions                            (2.24)         (.23)        (.50)        (.83)          --         --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $15.80         17.68        15.40        14.37        12.83      10.02
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                            1.27**       16.58(B)     11.06(B)     19.96(B)     28.04(B)    5.47**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ in
  thousands)                                  72,414        74,352       62,287       42,888       17,617      2,720
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  2.28*         2.31         2.38         2.32         2.44       2.10*
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  2.27*         2.19         2.27         2.27         2.27       2.10*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.86)*        (.93)        (.63)        (.51)        (.37)      1.50*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       60*          105           92           56           82         --*
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                                                                                       FOR THE
                                                                                                                       PERIOD
                                                                                                                       OCTOBER 16
                                                                                                                       (COMMENCEMENT
                                                                                                                         OF
                                                                                                                       OPERATIONS)
                                                 SIX MONTHS                                                              TO
                                                   ENDED                        YEAR ENDED NOVEMBER 30,                NOVEMBER
                                                 MAY 31, 2000      -------------------------------------------------     30,
                                                 (UNAUDITED)        1999         1998         1997         1996         1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $17.68          15.40        14.37        12.84        10.01         9.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           (.07)(a)       (.11)(a)     (.04)        (.05)        (.04)         .01
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment
transactions                                            .44           2.62         1.57         2.41         2.87          .50
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .37           2.51         1.53         2.36         2.83          .51
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions         (2.24)          (.23)        (.50)        (.83)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (2.24)          (.23)        (.50)        (.83)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $15.81          17.68        15.40        14.37        12.84        10.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                   1.33 **(B)    16.58(B)     11.06(B)     19.86(B)     28.27(B)      5.37**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ in thousands)         10,876          9,379        5,799        2,794        1,043          436
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.41*          2.68         2.16         2.15         2.22         2.07*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.23*          2.14         2.16         2.15         2.22         2.07*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.82)*         (.88)        (.52)        (.39)        (.32)        1.53*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              60*           105           92           56           82           --*
---------------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of sales charges.
 * Annualized
** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Value+Growth Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES    For the six months ended May 31, 2000, investment
                            transactions (excluding short-term instruments) are as follows:

                            Purchases                                $51,357,043

                            Proceeds from sales                       63,437,308

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $626,616 for the six months ended May 31, 2000, which is equivalent to an annualized effective rate of .72% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 2000 are $12,019.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 2000 are $434,532, of which $60,573 is unpaid at May 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended May 31, 2000 are $208,268 after an expense waiver of 9,241, of which $33,081 is unpaid at May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $264,659 for the six months ended May 31, 2000, of which $87,295 is unpaid at May 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $10,132 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                        SIX MONTHS ENDED                      YEAR ENDED
                                                                          MAY 31, 2000                    NOVEMBER 30, 1999
                                                                  ----------------------------       ----------------------------
                                                                    SHARES           AMOUNT            SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                    1,928,385      $ 34,414,461        2,269,267      $ 38,412,236
                                       ------------------------------------------------------------------------------------------
                                        Class B                      757,966        12,756,710        1,530,622        25,065,215
                                       ------------------------------------------------------------------------------------------
                                        Class C                      251,252         4,226,667          325,473         5,343,759
                                       ------------------------------------------------------------------------------------------
                                        SHARES ISSUED ON REINVESTMENT OF DIVIDENDS
                                        Class A                      583,431        10,476,806           68,003         1,080,051
                                       ------------------------------------------------------------------------------------------
                                        Class B                      525,308         9,069,842           58,590           905,216
                                       ------------------------------------------------------------------------------------------
                                        Class C                       68,869         1,190,796            5,858            90,507
                                       ------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                   (2,430,148)      (43,167,278)      (2,452,773)      (42,007,981)
                                       ------------------------------------------------------------------------------------------
                                        Class B                     (847,506)      (14,249,628)      (1,258,159)      (20,766,907)
                                       ------------------------------------------------------------------------------------------
                                        Class C                     (162,642)       (2,743,431)        (177,417)       (2,914,578)
                                       ------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                       64,096         1,040,919          164,726         2,780,930
                                       ------------------------------------------------------------------------------------------
                                        Class B                      (58,731)       (1,040,919)        (169,807)       (2,780,930)
                                       ------------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                        $ 11,974,945                       $  5,207,518
                                       ------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $160 and $5,808, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF
     CREDIT The Fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           DONALD E. HALL                    Assistant Treasurer
                                  Vice President
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
WILLIAM P. SOMMERS
Trustee

 ..............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 ..............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ..............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 ..............................................................................................
INDEPENDENT                           ERNST & YOUNG
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 ..............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com

KEMPER FUNDS LOGO
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KVGF - 3 (7/25/00) 1116590